Rockley Photonics Announces $81.5 Million Private Placement

OXFORD, England, and PASADENA, Calif., May 12, 2022 – Rockley Photonics Holdings Limited (“Rockley”) (NYSE: RKLY) today announced that it has entered into definitive agreements with certain institutional investors for a $81.5 million private placement of convertible senior secured notes and warrants.

Participating investors have agreed to purchase $81.5 million aggregate principal amount of Convertible Senior Secured Notes due 2026 (the “Notes”) and warrants to purchase 26.5 million Rockley ordinary shares (the “Warrants”) at an exercise price of $5.00 per share, subject to certain anti-dilution adjustments. The Warrants will expire ten years from the date of issuance. Rockley also intends to grant the initial purchasers of the Notes an option to purchase up to an additional $81.5 million aggregate principal amount of Notes and Warrants.

The Notes will bear cash interest at a rate of 9.5% per annum (or, if Rockley elects to pay interest partially in cash and partially through the issuance of additional Notes, at a rate of 5.75% payable in cash and 6.25% payable in kind through the issuance of additional Notes). Certain of Rockley’s wholly owned subsidiaries will initially guarantee the Notes. The Notes will be convertible at an initial conversion price equal to $3.08 per ordinary share and are expected to include equity based make-whole terms. The Notes will mature on four years from the date of closing, unless redeemed, repurchased, or converted prior to such date.

The transaction is subject to customary closing conditions and is expected to close on May 23, 2022. Rockley intends to use the net proceeds from the sale of the Notes along with its other liquidity sources to continue the development of its biosensing platforms, which are designed for mobile health monitoring, for the repayment of approximately $24.9 million of existing debt, and for general corporate purposes.

The Notes, any ordinary shares issuable upon conversion of the Notes, the Warrants and any ordinary shares issuable upon of the Warrants have not been registered under the Securities Act of 1933, as amended, or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements. Rockley has agreed to file a registration statement with the Securities and Exchange Commission as soon as reasonably practicable after the closing, registering the resale of the ordinary shares issuable upon the conversion of the Notes and the exercise of the Warrants.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any of these securities (including the Rockley ordinary shares, if any, issuable upon conversion of the Notes and exercise of the Warrants) and shall not constitute an offer, solicitation, or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

About Rockley Photonics
A global leader in photonics-based health monitoring and communications solutions, Rockley Photonics is developing a comprehensive range of photonic integrated circuits and associated modules, sensors, and full-stack solutions. From next-generation sensing platforms specifically designed for mobile health monitoring and machine vision to high-speed, high-volume solutions for data communications, Rockley is laying the foundation for a new generation of applications across multiple industries. Rockley believes that photonics will eventually become as pervasive as micro-electronics, and it has developed a platform with the power and flexibility needed to address both mass markets and a wide variety of vertical applications.

Formed in 2013, Rockley is uniquely positioned to support hyper-scale manufacturing and address a multitude of high-volume markets. Rockley has partnered with numerous tier-1 customers across a diverse range of industries to deliver the complex optical systems required to bring transformational products to market.

Cautionary Note Regarding Forward-Looking Statements
Statements in this press release that are not historical facts constitute “forward-looking statements” for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding Rockley’s future expectations, beliefs, plans, objectives, and assumptions regarding future events or performance. The words “accelerate,” “advance,” “anticipate,” “believe,” “can,” “capability,” “continue,” “could,” “develop,” “enable,” “estimate,” “eventual,” “expand, “expect,” “focus,” “forward,” “future,” “goal,” “intend,” “may,” “might,” “opportunity,” “outlook,” “plan,” “possible,” “position,” “potential,” “predict,” “project,” “revolutionize,” “seem,” “should,” “trend,” “vision,” “will,” “would” or other terms that predict or indicate future events, trends, or expectations, and similar expressions or the negative of such expressions may identify forward-looking statements, but the absence of these words or terms does not mean that a statement is not forward-looking. Forward-looking statements in this press release include, but are not limited to, statements regarding the following: (a) the private placement transaction closing by the anticipated timeframe, or at all; (b) the satisfaction or waiver (if applicable) of the conditions to closing the private placement transaction; (c) the occurrence of any other event, change, or other circumstances that could give rise to the modification or termination of the private placement transaction; (d) the anticipated uses of net proceeds from the private placement transaction; (e) the anticipated and potential features, scope, goals, and benefits of Rockley’s platform, products, and technology; (f) its development of a range of photonic integrated circuits and associated modules, sensors, and full-stack solutions; (g) Rockley’s belief that photonics will eventually become as pervasive as micro-electronics; and (h) Rockley’s potential to support hyper-scale manufacturing, address a multitude of high-volume markets, and deliver the complex optical systems required to bring transformational products to market.

Forward-looking statements are subject to several risks and uncertainties (many of which are beyond Rockley’s control) or other assumptions that may cause actual results or performance to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following: (i) Rockley’s ability to achieve customer acceptance and commercial production of its products and technology, including in a timely and cost-effective manner; (ii) Rockley’s ability to achieve customer design wins and convert memoranda of understanding and development contracts into production contracts; (iii) risks related to purchase orders, including the lack of long-term purchase commitments, the cancellation, reduction, delay, or other changes in customer purchase orders, and if and to the extent customers seek to enter into licensing arrangements in lieu of purchases; (iv) Rockley’s history of losses and need for additional capital and its ability to access additional financing to support its operations and execute on its business plan, as well as the risks associated therewith; (v) legal and regulatory risks; (vi) risks associated with its fabless manufacturing model and dependency on third-party suppliers; (vii) Rockley’s reliance on a few significant customers for a majority of its revenue and its ability to expand and diversify its customer base; (viii) Rockley’s financial performance; (ix) the impacts of COVID-19 on Rockley, its customers and suppliers, its target markets, and the global economy; (x) Rockley’s ability to successfully manage growth and its operations as a public company; (xi) fluctuations in Rockley’s stock price and Rockley’s ability to maintain the listing of its ordinary shares on the NYSE; (xii) Rockley’s ability to anticipate and respond to industry trends and customer requirements; (xiii) changes in the current and future markets in which Rockley is or may be engaged; (xiv) risks related to competition and intellectual property; (xv) market opportunity and demand for Rockley’s products and technology, as well as the customer products into which Rockley’s products and technology are incorporated; (xvi) risks related to international operations; (xvii) risks related to cybersecurity, privacy, and infrastructure; (xviii) risks related to financial and accounting matters; (xix) general economic, financial, political, and business conditions, both domestic and foreign; and (xx) Rockley’s ability to realize the anticipated benefits of strategic partnerships, as well as other factors described under the heading “Risk Factors” in Rockley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and in other documents Rockley files with the Securities and Exchange Commission in the future.

The forward-looking statements contained in this press release are based on various assumptions, whether or not identified in this press release, and on Rockley’s current expectations, beliefs, and assumptions and are not predictions of actual performance. If any of these risks or uncertainties materialize, or should any of these assumptions prove incorrect, actual results may differ materially from those discussed in or implied by these forward-looking statements. There can be no assurance that future developments affecting Rockley will be those that have been anticipated. These forward-looking statements speak only as of the date hereof and Rockley does not intend to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as required by law.

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Contact Information
Media
Debra Raine
Rainemakers
Telephone: +1 415-349-7432
Email: rockleyphotonics@rainemakers.com

Investors
Gwyn Lauber
Rockley Photonics
Telephone: +1 626-995-0001
Email: investors@rockleyphotonics.com

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